UNITED STATES BANKRUPTCY COURT
DISTRICT OF Delaware

In Re. Timber Pharmaceuticals, Inc.
Debtor(s)

Case No. 23-11878
Lead Case No. 23-11878
☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 12/31/2023

Petition Date: 11/17/2023

Months Pending: 1

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ◯

Debtor's Full-Time Employees (current): 9

Debtor's Full-Time Employees (as of date of order for relief): 9

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☒ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☒ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☒ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Scott Jones
Signature of Responsible Party

01/22/2024
Date

Scott Jones
Printed Name of Responsible Party

Morris, Nichols, Arsht & Tunnell LLP
1201 Market Street, 16th Floor
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$3,015,122	
b.	Total receipts (net of transfers between accounts)	$3,000,604	$6,000,604
c.	Total disbursements (net of transfers between accounts)	$2,911,304	$3,758,642
d.	Cash balance end of month (a+b-c)	$3,104,422	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$2,911,304	$3,758,642

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◯ Market ◯ Other ◉ (attach explanation))	$0
d	Total current assets	$6,103,913
e.	Total assets	$6,119,797
f.	Postpetition payables (excluding taxes)	$13,425,049
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$2,188
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$13,427,237
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$180,482
m.	Prepetition unsecured debt	$4,574,410
n.	Total liabilities (debt) (j+k+l+m)	$18,182,129
o.	Ending equity/net worth (e-n)	$-12,062,332

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$15,580	
f.	Other expenses	$-503,054	
g.	Depreciation and/or amortization (not included in 4b)	$-463	
h.	Interest	$-107,068	
i.	Taxes (local, state, and federal)	$30,000	
j.	Reorganization items	$-225,254	
k.	Profit (loss)	$-790,259	$-2,206,888

Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

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	c						
c.	All professional fees and expenses (debtor & committees)				$0		

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$3,092	$4,607
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$-17,892	$2,188
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes (●) No ( )	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ( ) No (●)	
c.	Were any payments made to or on behalf of insiders?	Yes (●) No ( )	
d.	Are you current on postpetition tax return filings?	Yes (●) No ( )	
e.	Are you current on postpetition estimated tax payments?	Yes (●) No ( )	
f.	Were all trust fund taxes remitted on a current basis?	Yes (●) No ( )	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes (●) No ( )	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ( ) No ( ) N/A (●)	
i.	Do you have: Worker's compensation insurance?	Yes (●) No ( )	
	If yes, are your premiums current?	Yes (●) No ( ) N/A ( )	(if no, see Instructions)
	Casualty/property insurance?	Yes (●) No ( )	
	If yes, are your premiums current?	Yes (●) No ( ) N/A ( )	(if no, see Instructions)
	General liability insurance?	Yes (●) No ( )	
	If yes, are your premiums current?	Yes (●) No ( ) N/A ( )	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ( ) No (●)	
k.	Has a disclosure statement been filed with the court?	Yes ( ) No (●)	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes (●) No ( )	

Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Jeffrey T. Varsalone	Jeffrey T. Varsalone
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	01/22/2024
Title	Date

Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

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Debtor's Name Timber Pharmaceuticals, Inc. Case No. 23-11878

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UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Timber Pharmaceuticals, Inc., *et al.*[1]

Case No. 23-11878 (Jointly Administered)
Reporting Debtor: Timber Pharmaceuticals, Inc.
Reporting Period: December 1, 2023 to December 31, 2023

Notes to the Monthly Operating Report

On November 17, 2023 (the "Petition Date"), Timber Pharmaceuticals, Inc., ("Timber Inc."), Timber Pharmaceuticals LLC, ("Timber LLC"), and BioPharmX, Inc., ("BioPharmX", and collectively the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. The activity contained in this operating report is for the period of December 1, 2023 through December 31, 2023. (the "Reporting Period") and is specific to Debtor Timber Inc.

General Notes
The financial information included herein, including supplemental information, is preliminary, unaudited, and may not comply in all respects with generally accepted accounting principles of the United States of America ("U.S. GAAP") or may not be consistent with the business' own internal financial statements. The Monthly Operating Report ("MOR") should not be relied on by any persons for information relating to current or future financial condition, events, or performance of the Debtor as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position, and schedule of cash receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. There may be various immaterial variances throughout the report attributed to rounding.

Basis of Presentation
The Debtor is maintaining its books and records consistent with U.S. GAAP and its own internal reporting practices. The information furnished in this MOR uses the Debtor's normal accrual method of accounting. In preparing the MOR, the Debtor relied on financial data available at the time of preparation. The Debtor made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtor does not undertake any obligation or commitment to update this MOR.

The Debtor filed its Statement of Financial Affairs ("SOFA") and Summary of Assets and Liabilities ("SOAL") on December 22, 2023 (Docket No's 144 and 147). The SOAL and SOFA will contain financial information that has not been reconciled with the financial information contained in this MOR and vice versa.

[1] The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Timber Pharmaceuticals, Inc. (3182), Timber Pharmaceuticals LLC (3698), and BioPharmX Inc. (5554). The Debtors' headquarters is located at 3 Mountain View Road, Suite 100, Warren, New Jersey 07059.

Debtors Timber LLC and BioPharmX are wholly owned subsidiaries of debtor Timber Inc. They are disregarded entities for income tax filing purposes. The Debtors do not maintain separate books and records for each entity, since Timber Inc. is the tax filer, and also a public company that files consolidated financial statements in connection with its public filings. Therefore, this MOR includes the financial reporting for the Debtors on a consolidated basis for the Reporting Period except as noted below.

Reporting Period
The financial information included herein has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, audit or otherwise, the Debtor believes that the financial information herein could be subject to changes, certain of which could be material. The financial statements included herein include accrual estimates to the best of the Debtor's ability and the Debtor reserves the right to retroactively adjust prior month's reported MOR financial information.

Part 1 – Cash Receipts and Disbursements
The cash receipts and disbursements reported in this section of the MOR are for the bank accounts in the name of Debtor Timber Inc. The cash balance on the balance sheet attached in the supporting schedules of this MOR includes the cash balance in Debtor Timber LLC's bank account. The cash receipts and disbursements for that account have been included in Debtor Timber LLC's MOR for this Reporting Period.

As reflected in the attached supporting schedule of cash receipts and disbursements, the Debtors are funding a professional fee escrow pursuant to the DIP Budget filed with the Final Order for Post Petition Financing (see notes for Part 7 below). These fundings are accounted for as disbursements in the month made for United States Trustee fee calculation purposes. Actual payments from the escrow account will be made pursuant to approved Ch. 11 fees for each respective professional based on filed monthly fee statements or fee applications. Below is a summary chart of the escrow account activity for the current reporting period.

Beginning Balance	$	-
Fundings from Debtors		1,179,477.02
Less: Payments		
Delaware/Lead Bankruptcy Counsel		-
Special Corporate Counsel		-
CRO		(189,950.18)
Bankruptcy Noticing/Claims Agent		-
Ordinary Course Processionals / Tax Advisor		-
		(189,950.18)
Net Cash Flow		989,526.84
Ending Balance	$	989,526.84

Part 7 – Post Petition Borrowings
On December 15, 2023, the Court entered a *Final Order Authorizing the Debtors to Obtain Post Petition Financing* (Docket No. 125). The Debtors are Borrowers under the Senior Secured Superpriority Priming Debtor-in-Possession Credit Agreement. Pursuant to the final order, the DIP Lender, Leo US Holding, Inc., advanced an additional amount of $3.0MM during the current Reporting Period. This amount was received by Debtor Timber Inc., and is reported on this MOR.

Payment of Prepetition Claims Pursuant to First Day Orders
The Bankruptcy Court entered various interim and final orders authorizing, but not directing, the Debtor to, among other things, pay certain prepetition (a) critical vendor claims, (b) employee wages and benefits, (c) insurance obligations, and (d) other operating expense payments. If any payments were made on account of such authority such payments have been included in this MOR unless otherwise noted.

Reservation of Rights
The Debtor reserves all of its rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute an admission of any kind or nature or a waiver of any rights of the Debtor all of which are expressly reserved in full.

The MOR is executed by Jeffrey T. Varsalone solely in his capacity as Chief Restructuring Officer of the Debtor.

January 22, 2024

Office of the United States Trustee
844 King Street, Suite 2207
Wilmington, DE 19801
Attn: Jane M. Leamy

Declaration Regarding Bank Account Reconciliation and Bank Statements

Timber Pharmaceuticals, Inc., Timber Pharmaceuticals LLC, and BioPharmX, Inc., (collectively the "Debtors"), hereby submit this in lieu of providing copies their bank statements and the related account reconciliations at the request of the Office of the United States Trustee.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Below is a list of bank accounts maintained by each Debtor entity and the bank balance, as of December 31, 2023.

Timber Pharmaceuticals, Inc. (Case No. 23-11878)

1. Bank of America, Account # 3799, Checking Account, $3,104,421.65

Timber Pharmaceuticals LLC (Case No. 23-11879)

1. Bank of America, Account # 5841, Checking Account, $45,769.66

BioPharmX, Inc. (Case No. 23-11880) – This debtor does not have any bank accounts

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Jeffrey T. Varsalone

Jeffrey T. Varsalone
Chief Restructuring Officer
Timber Pharmaceuticals, Inc., *et al.*

In re Timber Pharmaceuticals, Inc.
Debtor

Case No. 23-11878
Reporting Period: December 1, 2023 - December 31, 2023

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS			
ACCOUNT NUMBER (LAST 4)	Bank of America x3799	JP Morgan Chase x2708 (A)	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	
CASH BEGINNING OF MONTH	$ 3,015,122.25	$ -	$ 3,015,122.25	
RECEIPTS				
DIP LOANS AND ADVANCES	3,000,000.00	-	3,000,000.00	
INTEREST	603.59	-	603.59	
MISC. RECEIPTS / REFUNDS		-	-	
TOTAL RECEIPTS	3,000,603.59	-	3,000,603.59	
DISBURSEMENTS				
PAYROLL & BENEFITS	239,277.18	-	239,277.18	
RENT	9,571.81	-	9,571.81	
CRITICAL VENDOR PAYMENTS	793,751.88	-	793,751.88	
BOARD OF DIRECTORS FEES	59,000.00	-	59,000.00	
CLINICAL TRIAL	461,586.87	-	461,586.87	
RESEARCH & DEVELOPMENT	106,557.70		106,557.70	
TECH OPS	14,636.25		14,636.25	
OTHER SG&A	12,153.26	-	12,153.26	
PROFESSIONAL FEES - FUNDED TO ESCROW	1,179,477.02		1,179,477.02	(B)
CLAIMS AGENT	35,292.22	-	35,292.22	
U.S. TRUSTEE QUARTERLY FEES		-	-	
TOTAL DISBURSEMENTS	2,911,304.19	-	2,911,304.19	
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	89,299.40	-	89,299.40	
CASH – END OF MONTH	$ 3,104,421.65	Closed	$ 3,104,421.65	

(A) - Account was closed during December 2023.

(B) - Amounts were funded to the VRS Escrow account and will be paid pursuant to the Final DIP budget allocated amount and the applicable fee statements or approved fee applications.

In re Timber Pharmaceuticals, Inc.
Debtor

Case No. 23-11878
Reporting Period: December 1, 2023 - December 31, 2023

BALANCE SHEET

in $ whole numbers

	12/31/2023	
ASSETS		
CURRENT ASSETS:		
Cash & Cash Equivalents	3,150,191	
Due from Austalia Lt	319,418	A
Prepaid Expenses	1,268,719	
Professional Fee Escrow	989,527	
ROU asset	341,772	
Other Current Assets	34,287	
	6,103,913	
PROPERTY PLANT & EQUIPMENT:		
Office Furniture	17,803	
Laptops	9,044	
Accumulated Depreciation	(10,963)	
	15,884	
TOTAL ASSETS	**6,119,797**	
LIABILITIES & MEMBERS' EQUITY		
LIABILITIES SUBJECT TO COMPROMISE:		
Accounts Payable	1,193,446	
Accrued Expenses	1,143,063	
Due to Patagonia Pharmaceuticals LLC	2,065,000	
Operating Lease Liabilities	353,384	
	4,754,893	
LIABILITIES NOT SUBJECT TO COMPROMISE:		
Accounts Payable	378,770	
Accrued Expenses	323,063	
DIP Loan Roll-up of Pre-Petition Secured Debt & Accrued Interest	6,677,074	B
New Money DIP Loan & Accrued Interest	6,048,329	B
	13,427,236	
TOTAL LIABILITIES	**18,182,129**	
MEMBERS' EQUITY		
Additional Paid in Capital	53,872,705	
Common Stock	148,473	
Retained Earnings	(66,083,510)	
	(12,062,332)	
TOTAL LIABILITIES & EQUITY	**6,119,797**	

A The Debtors have a related party non-debtor, Timber Pharmaceuticals Australia Pty Ltd ("Australia"), and the Debtors have an intercompany receivable due from Australia. Australia has no business operations currently and is in the process of winding down in its local jurisdiction.

B During the current reporting period, the Debtors received an additional $3.0MM advance under the DIP loan. This was funded pursuant to the final order entered by the Bankruptcy Court on December 15, 2023 (see Dkt. No. 125). The final order also authorized the roll-up of the pre-petition loan balance. Amounts reported include accrued interest.

In re Timber Pharmaceuticals, Inc. Case No. 23-11878

Debtor Reporting Period: December 1, 2023 - December 31, 2023

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

in $ whole numbers

	12/1/23 - 12/31/23
REVENUES:	
Total Revenues	-
COGS:	
Total COGS	-
Gross Profit	-
RESEARCH & DEVELOPMENT EXPENSES	
Payroll & Benefits	173,659
Insurance	1,542
General R&D Expenses	60,240
Regulatory Affairs	264,733
Total R&D Expenses	**500,175**
SELLING, GENERAL & ADMINISTRATIVE EXPENSES	
Payroll & Benefits	139,938
Insurance	32,289
Professional Fees	(242,436)
Board of Directors Fees	19,665
IT Related Expenses	4,576
Investor Relations / Public Relations Services	5,750
Rent	22,731
Utilities	1,119
Other Misc. SG&A Expenses	789
Total SG&A Expenses	**(15,580)**
OTHER INCOME / (EXPENSE)	
Interest Expense	(107,671)
Interest Income	604
Restructuring Expense	(225,254)
Taxes & Licenses	37,600
Impact of Foreign Currency Exchange	(2,878)
Income Tax Provision	(7,600)
Depreciation	(463)
Total Other Income / (Expense)	**(305,664)**
Net income\(loss)	**(790,259)**

In re Timber Pharmaceuticals, Inc.
Debtor

Case No. 23-11878
Reporting Period: December 1, 2023 - December 31, 2023

POST-PETITION LIABILITIES

in $ whole numbers

	Number of Days Past Due					
	0-30	31-60	61-90	Over 91	Total	
Accounts Payable	378,270	500	-		378,770	A
Total Accounts Receivable	378,270	500	-	-	378,770	

Note - The post-petition liabilities aging only includes accounts payable. It does not include ordinary course accruals for estimated liabilities, or any borrowing under the post-petition DIP Loan.

In re Timber Pharmaceuticals, Inc.
Debtor

Case No. 23-11878
Reporting Period: December 1, 2023 - December 31, 2023

PAYMENTS TO INSIDERS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Alan Mendelsohn	Gross Wages / Employer Portion of Benefits	26,174	39,114
Alan Mendelsohn	Cell Phone	75	150
Joseph Lucchese	Gross Wages / Employer Portion of Benefits	30,520	45,643
Joseph Lucchese	Cell Phone	75	150
Joseph Lucchese	401K Match	-	553
John Koconis	Gross Wages / Employer Portion of Benefits	32,020	47,936
John Koconis	Cell Phone	75	150
TOTAL PAYMENTS TO INSIDERS		88,939	133,695

Note - All payments listed above are included in the payroll funding remitted to Amplify HR Management, LLC during the Reporting Period.

In re Timber Pharmaceuticals, Inc.
Debtor

Case No. 23-11878
Reporting Period: December 1, 2023 - December 31, 2023

PAYMENTS ON PRE PETITION DEBT

Payee	Payment Date	Amount	Docket No.
Colpitts World Travel Ltd	12/1/2023	9,692.68	108
Ferndale Laboratories, Inc.	12/1/2023	41,950.00	108
GENEDX, INC	12/1/2023	12,000.00	108
Colpitts Clinical	12/6/2023	19,488.88	108
Advanced Clinical	12/13/2023	357,696.24	108
Bashaw Consulting	12/13/2023	3,875.00	108
CMIT Solutions of Morristown	12/13/2023	3,681.60	108
ICON Life Sciences Canada, Inc.	12/13/2023	2,300.19	108
Idea Innovative Drug European Associates Limited	12/13/2023	2,211.14	108
Kcas Bioanalytical And Biomarker Services	12/13/2023	11,970.00	108
My DataTrust	12/13/2023	1,123.95	108
PCI Pharma Services | AndersonBrecon Inc.	12/13/2023	99,178.12	108
Pharma Start LLC - Firma	12/13/2023	16,789.00	108
QuantifiCare Inc.	12/13/2023	1,786.51	108
Research Data Group Inc	12/13/2023	300.00	108
Slavic Integrated Administration Inc. (401k)	12/13/2023	667.88	108
Syner-G Pharma Consulting, LLC	12/13/2023	9,432.50	108
LabGenetics / Laboratiorio de Genetica Clinica S.L.	12/20/2023	842.56	108
ACM Global Laboratories	12/21/2023	8,336.09	108
CMIT Solutions of Morristown	12/21/2023	3,712.85	108
Colpitts Clinical	12/21/2023	16,293.78	108
Datacubed Health	12/21/2023	5,003.94	108
Ferndale Laboratories, Inc.	12/21/2023	29,545.00	108
Idea Innovative Drug European Associates Limited	12/21/2023	1,232.53	108
Jeiven Pharma Consulting	12/21/2023	10,437.50	108
Parexel International Ltd	12/21/2023	31,306.00	108
Pharma Start LLC - Firma	12/21/2023	20,219.94	108
QuantifiCare Inc.	12/21/2023	1,095.08	108
Research Data Group Inc	12/21/2023	425.00	108
Syner-G Pharma Consulting, LLC	12/21/2023	10,011.25	108
Datacubed Health	12/28/2023	2,480.19	108
Dr. Thy Huynh	12/28/2023	723.94	108
Pharma Start LLC - Firma	12/28/2023	3,770.44	108
Premier Research Consulting, LLC f/k/a Camargo Pharmaceutical Services, LLC	12/28/2023	10,837.50	108
Mathew Management Group, LLC	12/29/2023	10,800.00	108
Pharmaceutical Solutions LTD	12/29/2023	32,534.60	108
		$ 793,751.88	